UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 13, 2008 (August 11, 2008)
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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction of incorporation)

333-131875 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Depart of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2008, Mr. Martin Van Brauman was elected as a Director of Zion Oil & Gas, Inc. (“Zion”).  Mr. Van Brauman is currently Senior Vice-President and Chief Financial Officer of Zion. Mr. Van Brauman holds a B.E. degree from Vanderbilt University, a Doctor of Jurisprudence degree from St. Mary's University and an M.B.A. and LL.M. (Tax Law), from Southern Methodist University. Mr. Van Brauman has over 22 years of experience in corporate tax and accounting analysis and is Board Certified in Tax Law by the Texas Board of Legal Specialization.  In addition to working as a tax partner in several private law firms, Mr. Van Brauman spent 12 years as a Senior Attorney (International Specialist and Petroleum Industry Specialist) with the Office of Chief Counsel, IRS, following which he spent three years as a tax consultant with the global accounting firms of Deloitte & Touche and Grant Thornton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: August 13, 2008	By:	/s/ Richard J. Rinberg
Richard J. Rinberg
Chief Executive Officer